UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2008 (April 23, 2008)

Peoples Community Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-29949	31-1686242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 West Chester Road

West Chester, Ohio 45069

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (513) 870-3530

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 23, 2008, Peoples Community Bancorp, Inc. (the “Registrant”) received notice that BKD, LLP (“BKD”) will resign as the Registrant’s independent registered public accounting firm upon completion of BKD’s work related to the Registrant’s first quarter 2008 10-Q, but no later than May 16, 2008.

The Registrant intends to file notice of BKD’s resignation under Item 4.01 of Form 8-K upon BKD’s effective resignation.

The Registrant is currently interviewing suitable replacement firms and will announce the engagement of the new independent registered public accounting firm.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2008

PEOPLES COMMUNITY BANCORP, INC.

By:	/s/ JERRY D. WILLIAMS
Jerry D. Williams
President and Chief Executive Officer